UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (date of earliest event reported): March 31, 2010
Xenonics Holdings, Inc.
(Exact name of registrant as specified in its charter)

Nevada	001-32469	84-1433854

(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

3186 Lionshead Avenue
Carlsbad, California	92010

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (760) 477-8900
Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
     On April 2, 2010, Xenonics Holdings, Inc. (the “Company”) filed with the Securities and Exchange Commission (the “Commission”) a Prospectus Supplement dated April 1, 2010 (the “Prospectus Supplement”) that relates to the offering by the Company (the “Offering”) of 4,000,000 shares of common stock and warrants to purchase 4,000,000 shares of common stock (and the shares of common stock that are issuable from time to time upon exercise of these warrants). Each share of common stock will be sold for a purchase price of $0.50 and will be accompanied by a warrant to purchase an additional share of common stock at an exercise price of $0.65. Each warrant will be exercisable during the period commencing six months after the date of its issuance and ending five years after the date that the warrant became exercisable.
     The Offering is being made pursuant to the Company’s shelf registration statement on Form S-3 (File No. 333-165577), which was declared effective by the Commission on March 30, 2010. The Company filed the Prospectus Supplement in accordance with Rule 424(b)(5) of the Securities Act of 1933, as amended.
     EarlyBirdCapital, Inc. is serving as the Company’s exclusive placement agent in connection with the Offering pursuant to an agreement with the Company dated as of March 31, 2010 (the “Placement Agent Agreement”), a copy of which is filed as Exhibit 1.1 hereto and incorporated herein.
     The Offering contemplates that the Company will enter into a Securities Purchase Agreement dated as of April 1, 2010 (the “Securities Purchase Agreement”) with each investor who elects to purchase common stock and warrants in the Offering. The Securities Purchase Agreement contains customary representations, warranties and agreements by the Company, including indemnification obligations on the part of the Company. A copy of the Securities Purchase Agreement is filed as Exhibit 10.1 hereto and incorporated herein, and a copy of the Common Stock Purchase Warrant (the “Warrant”) that will be issued by the Company to each investor is filed as Exhibit 4.1 hereto and incorporated herein.
     On April 1, 2010, the Company issued a press release (the “Press Release”) announcing that it has entered into the Securities Purchase Agreement with institutional investors with respect to the sale of 2,900,000 shares of common stock (representing aggregate gross proceeds of $1,450,000) and warrants to purchase 2,900,000 shares of common stock on the terms described above. The Company anticipates that its sales of common stock and warrants to those investors will close on or about April 6, 2010, subject to customary closing conditions. A copy of the Press Release is filed as Exhibit 99.1 hereto and incorporated herein.
     The preceding summary is subject to, and qualified by, the full text of the Securities Purchase Agreement, the Warrant, the Placement Agent Agreement and the Press Release, which are filed as exhibits to this Current Report on Form 8-K.
     A copy of the opinion letter of TroyGould PC relating to the securities to be issued in the Offering is filed as Exhibit 5.1 hereto and incorporated herein.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description
1.1	Placement Agent Agreement dated as of March 31, 2010 between Xenonics Holdings, Inc. and EarlyBirdCapital, Inc.

4.1	Form of Warrant between Xenonics Holdings, Inc. and the investors who are parties to the Securities Purchase Agreement dated as of April 1, 2010 with Xenonics Holdings, Inc.

5.1	Opinion of TroyGould PC.

10.1	Securities Purchase Agreement dated as of April 1, 2010 between Xenonics Holdings, Inc. and the investors identified on the signature pages thereto.

23.1	Consent of TroyGould PC (contained in Exhibit 5.1).

99.1	Press release of Xenonics Holdings, Inc. issued on April 1, 2010.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

April 2, 2010	XENONICS HOLDINGS, INC.
	By:	/s/ Richard S. Kay
		Name:	Richard S. Kay
		Title:	Chief Financial Officer

Exhibit Index

Exhibit No.	Description
1.1	Placement Agent Agreement dated as of March 31, 2010 between Xenonics Holdings, Inc. and EarlyBirdCapital, Inc.

4.1	Form of Warrant between Xenonics Holdings, Inc. and the investors who are parties to the Securities Purchase Agreement dated as of April 1, 2010 with Xenonics Holdings, Inc.

5.1	Opinion of TroyGould PC.

10.1	Securities Purchase Agreement dated as of April 1, 2010 between Xenonics Holdings, Inc. and the investors identified on the signature pages thereto.

23.1	Consent of TroyGould PC (contained in Exhibit 5.1).

99.1	Press release of Xenonics Holdings, Inc. issued on April 1, 2010.

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